UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2024, the Board of Directors (the “Board”) of BioCryst Pharmaceuticals, Inc. (the “Company” or “BioCryst”) approved and adopted Amended and Restated By-Laws of the Company (as so amended and restated, the “By-Laws”), that became effective immediately. The amendments to the By-Laws include:

•	updates to align with and conform to changes in the Delaware General Corporation Law (the “DGCL”), including, without limitation, to (i) align the requirement regarding the availability of the stockholder list with DGCL Section 219 and (ii) clarify the manner in which a meeting of stockholders (including a virtual meeting) may be adjourned without having to provide additional notice in accordance with DGCL Section 222;

•	revisions to the procedures to be followed and information to be provided by stockholders giving notice of director nominations or of certain other business proposed to be introduced at annual or special meetings of stockholders, including addressing information to be provided in connection with solicitations subject to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (i.e., “universal proxy card” rules), and by or with respect to the stockholder, any beneficial owner on whose behalf the notice is provided, and any stockholder nominee(s);

•	a provision that the number of nominees that a stockholder may nominate may not exceed the number of directors to be elected and clarification of the timing for providing notice of additional or substitute nominations;

•	revisions to require that a stockholder soliciting proxies from other stockholders use a proxy card color other than white; and

•	technical and conforming revisions and clarifications and other administrative changes.

The foregoing summary is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed as Exhibit 3.1 hereto and incorporated in this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

3.1	Amended and Restated By-Laws of BioCryst Pharmaceuticals, Inc. effective as of January 16, 2024.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date:	January 18, 2024	By:	/s/ Alane Barnes
Name: Alane Barnes Title: Chief Legal Officer